Subsequent Event	12 Months Ended
Dec. 31, 2014
Subsequent Event

18. SUBSEQUENT EVENT

In April 2015, the Company announced a definitive agreement to acquire Shannon Systems (“Shannon”), a leading supplier of enterprise-class PCIe SSD and storage array solutions to China’s internet and other industries.

Under the terms of the agreement, the Company will pay approximately US$57.5 million, which includes a combination of cash, equity and contingency payments. The transaction has been approved by the boards of directors of both companies, is subject to customary closing conditions, including regulatory review and approval, and is expected to close by the end of July 2015. The Company does not expect the business acquisition to be a significant business acquisition.